NEWS RELEASE

              March 02, 2011

OTC:BB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES

JOINT-VENTURE WITH WESTERN CANADA’S

LARGEST “CLOUD” BACKUP SERVICE PROVIDER - ebackup Inc.

TO FORM CAPITAL SIX LIMITED

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”/”the Company”) announces the Company has entered into a joint-venture with ebackup Inc. through ownership  participation in Capital Six Limited to provide technical and marketing services for ABM, POS, OCB, E-Commerce and a wide array of Card Services across North America.

Overview

With the additional owned computer and network infrastructure supplied by ebackup, it creates an end-to-end service model unparalleled in the ABM industry. The joint venture facilitates lower cost placements and processing services allowing for better margins and automated management systems to maintain cost controls

“The two companies have been actively cooperating without a formal structure to further enhance our unparalleled “end to end” payment delivery and processing solution. This Joint Venture solidifies that relationship. We are excited to have ebackup supplying our PCI compliant data centre, technical support and data protection services,” E-Debit Chief Executive Doug Mac Donald said in a joint statement with ebackup Inc. President Rowland Perkins.

“Through our Capital Six joint-venture we can act more strategically in both marketing and infrastructure development. This single, shared approach to gain significant economies of scale will benefit our development speed and costs, facilitate standardization of platforms through  consolidated hardware components and in addition, Capital Six brings a wealth of people and  experience in E-Debit’s core business, this added personnel utilization will allow us to gain a faster development and implementation processes” they added.

“For us, our joint-venture enables us to advance development of an integrated payment solution in order to utilize our entire collective technological and ATM and POS distribution and processing expertise for rapid business growth throughout Canada and the USA.”

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

e-mail: info@edebitglobal

Web site: edebitglobal.com

About ebackup Inc.

ebackup Inc. is one of Western Canada’s largest “Cloud” based PCI compliant data centers and backup service providers, supplying simple, robust, cost effective and secure data asset protection through automated solutions that are fully scalable to its customer’s needs.  ebackup provides single source comprehensive automated and offsite data backup processes, protecting critical data for the full spectrum of business operations.  ebackup enables businesses, from one-person operations, to medium sized corporations to concentrate on their core business and to allow their valuable human resources to concentrate and compete effectively in today’s marketplace while ebackup manages their technological requirements.

Financial Profile:

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PRIVATELY HELD ALBERTA CORPORATION

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Headquartered at 35 McTavish Place NE, Calgary, Alberta, Canada T2E 7J7

ebackup Inc.

Telephone:

(403) 259-3620

Email:

info@ebackupinc

Web site: ebackupinc.com